SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2005
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)
(512) 837-7100
Registrant’s telephone number, including area code
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 — OTHER EVENTS
ITEM 8.01 OTHER EVENTS
On December 1, 2005, Citizens, Inc. (“Citizens”) issued a news release (the “December 1, 2005 Release”) announcing the declaration of a 7% common stock dividend issuable December 31, 2005, to holders of record of its Class A and Class B common stock as of December 15, 2005.
The information in this report, including the exhibit filed herewith, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934.
SECTION 9 — FINANCIAL STATEMENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description
99.6	News Release issued by Citizens, Inc. on December 1, 2005

SIGNATURE
     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC
By:	/s/ Mark A. Oliver
Mark A. Oliver, President

Date: December 1, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.6	News Release issued by Citizens, Inc. on December 1, 2005.

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